                                                                    EXHIBIT 99.1

                             JOINT FILER INFORMATION

                            Other Reporting Person(s)

1.       ESL PARTNERS, L.P.

Item                                   Information

Name:                                  ESL Partners, L.P.

Address:                               1170 Kane Concourse, Suite 200,
                                       Bay Harbor, FL 33154

Designated Filer:                      Edward S. Lampert

Date of Event Requiring Statement      June 10, 2013
(Month/Day/Year):

Issuer Name and Ticker or Trading      Sears Hometown and Outlet Stores, Inc.
Symbol:                                [SHOS]

Relationship of Reporting Person(s)    10% Owner
to Issuer:

If Amendment, Date Original Filed      Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:      Form filed by More than One Reporting
                                       Person

Signature:                             By:    RBS Partners, L.P.
                                       Its:   General Partner

                                       By:    ESL Investments, Inc.
                                       Its:   General Partner

                                       By:    /s/ Edward S. Lampert
                                              ----------------------------------
                                       Name:  Edward S. Lampert
                                       Title: Chief Executive Officer
                                       Date:  June 12, 2013

2.       SPE I PARTNERS, LP

Item                                   Information

Name:                                  SPE I Partners, LP

Address:                               1170 Kane Concourse, Suite 200,
                                       Bay Harbor, FL 33154

Designated Filer:                      Edward S. Lampert

Date of Event Requiring Statement      June 10, 2013
(Month/Day/Year):

Issuer Name and Ticker or Trading      Sears Hometown and Outlet Stores, Inc.
Symbol:                                [SHOS]

Relationship of Reporting Person(s)    10% Owner
to Issuer:

If Amendment, Date Original Filed      Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:      Form filed by More than One Reporting
                                       Person

Signature:                             By:    RBS Partners, L.P.
                                       Its:   General Partner

                                       By:    ESL Investments, Inc.
                                       Its:   General Partner

                                       By:    /s/ Edward S. Lampert
                                              ----------------------------------
                                       Name:  Edward S. Lampert
                                       Title: Chief Executive Officer
                                       Date:  June 12, 2013

3.       SPE MASTER I, LP

Item                                   Information

Name:                                  SPE Master I, LP

Address:                               1170 Kane Concourse, Suite 200,
                                       Bay Harbor, FL 33154

Designated Filer:                      Edward S. Lampert

Date of Event Requiring                June 10, 2013
Statement (Month/Day/Year):

Issuer Name and Ticker or              Sears Hometown and Outlet Stores, Inc.
Trading Symbol:                        [SHOS]

Relationship of Reporting              10% Owner
Person(s) to Issuer:

If Amendment, Date Original            Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group              Form filed by More than One Reporting
Filing:                                Person

Signature:                             By:    RBS Partners, L.P.
                                       Its:   General Partner

                                       By:    ESL Investments, Inc.
                                       Its:   General Partner

                                       By:    /s/ Edward S. Lampert
                                              ----------------------------------
                                       Name:  Edward S. Lampert
                                       Title: Chief Executive Officer
                                       Date:  June 12, 2013

4.       RBS PARTNERS, L.P.

Item                                   Information

Name:                                  RBS Partners, L.P.

Address:                               1170 Kane Concourse, Suite 200,
                                       Bay Harbor, FL 33154

Designated Filer:                      Edward S. Lampert

Date of Event Requiring Statement      June 10, 2013
(Month/Day/Year):

Issuer Name and Ticker or Trading      Sears Hometown and Outlet Stores, Inc.
Symbol:                                [SHOS]

Relationship of Reporting Person(s)    10% Owner
to Issuer:

If Amendment, Date Original Filed      Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:      Form filed by More than One Reporting
                                       Person

Signature:                             By:    ESL Investments, Inc.
                                       Its:   General Partner

                                       By:    /s/ Edward S. Lampert
                                              ----------------------------------
                                       Name:  Edward S. Lampert
                                       Title: Chief Executive Officer
                                       Date:  June 12, 2013

5.       ESL INSTITUTIONAL PARTNERS, L.P.

Item                                   Information

Name:                                  ESL Institutional Partners, L.P.

Address:                               1170 Kane Concourse, Suite 200,
                                       Bay Harbor, FL 33154

Designated Filer:                      Edward S. Lampert

Date of Event Requiring Statement      June 10, 2013
(Month/Day/Year):

Issuer Name and Ticker or Trading      Sears Hometown and Outlet Stores, Inc.
Symbol:                                [SHOS]

Relationship of Reporting Person(s)    10% Owner
to Issuer:

If Amendment, Date Original Filed      Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:      Form filed by More than One Reporting
                                       Person

Signature:                             By:    RBS Investment Management, L.L.C.
                                       Its:   General Partner

                                       By:    ESL Investments, Inc.
                                       Its:   Manager

                                       By:    /s/ Edward S. Lampert
                                              ----------------------------------
                                       Name:  Edward S. Lampert
                                       Title: Chief Executive Officer
                                       Date:  June 12, 2013

6.       RBS INVESTMENT MANAGEMENT, L.L.C.

Item                                   Information

Name:                                  RBS Investment Management, L.L.C.

Address:                               1170 Kane Concourse, Suite 200,
                                       Bay Harbor, FL 33154

Designated Filer:                      Edward S. Lampert

Date of Event Requiring Statement      June 10, 2013
(Month/Day/Year):

Issuer Name and Ticker or Trading      Sears Hometown and Outlet Stores, Inc.
Symbol:                                [SHOS]

Relationship of Reporting Person(s)    10% Owner
to Issuer:

If Amendment, Date Original Filed      Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:      Form filed by More than One Reporting
                                       Person

Signature:                             By:    ESL Investments, Inc.
                                       Its:   Manager

                                       By:    /s/ Edward S. Lampert
                                              ----------------------------------
                                       Name:  Edward S. Lampert
                                       Title: Chief Executive Officer
                                       Date:  June 12, 2013

7.     CRK PARTNERS, LLC

Item                                   Information

Name:                                  CRK Partners, LLC

Address:                               1170 Kane Concourse, Suite 200,
                                       Bay Harbor, FL 33154

Designated Filer:                      Edward S. Lampert

Date of Event Requiring Statement      June 10, 2013
(Month/Day/Year):

Issuer Name and Ticker or Trading      Sears Hometown and Outlet Stores, Inc.
Symbol:                                [SHOS]

Relationship of Reporting              10% Owner
Person(s) to Issuer:

If Amendment, Date Original Filed      Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:      Form filed by More than One Reporting
                                       Person

Signature:                             By:    ESL Investments, Inc.
                                       Its:   Sole Member

                                       By:    /s/ Edward S. Lampert
                                       Name:  Edward S. Lampert
                                       Title: Chief Executive Officer
                                       Date:  June 12, 2013

8.      ESL INVESTMENTS, INC.

Item                                   Information

Name:                                  ESL Investments, Inc.

Address:                               1170 Kane Concourse, Suite 200,
                                       Bay Harbor, FL 33154

Designated Filer:                      Edward S. Lampert

Date of Event Requiring Statement      June 10, 2013
(Month/Day/Year):

Issuer Name and Ticker or Trading      Sears Hometown and Outlet Stores, Inc.
Symbol:                                [SHOS]

Relationship of Reporting Person(s)    10% Owner
to Issuer:

If Amendment, Date Original Filed      Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:      Form filed by More than One Reporting
                                       Person

Signature:
                                       By:    /s/ Edward S. Lampert
                                              ----------------------------------
                                       Name:  Edward S. Lampert
                                       Title: Chief Executive Officer
                                       Date:  June 12, 2013